Exhibit 99.1
For Immediate Release
September 15, 2026

ORIGIN BANCORP, INC. TO TRANSFER STOCK EXCHANGE LISTING TO TEXAS STOCK EXCHANGE

Ticker symbol to remain "OBK"

RUSTON, Louisiana (September 15, 2026) - Origin Bancorp, Inc. (NYSE: OBK) ("Origin"), the holding company for Origin Bank, announced today that it will transfer its stock exchange listing from the New York Stock Exchange (“NYSE”) to the Texas Stock Exchange (“TXSE”). Origin expects to begin trading on the TXSE on October 13, 2026, and will continue to trade under its current ticker symbol “OBK”.
“Texas has played a central role in Origin’s growth story, and our decision to transfer trading to the Texas Stock Exchange reflects the long-term opportunity we see across the state’s diverse markets, including Dallas, Houston and East Texas,” said Drake Mills, chairman, president and CEO of Origin Bancorp, Inc. “As a company with deep roots in Louisiana and a growing presence across Texas and the broader region, this transition aligns our listing with one of the country’s most dynamic business centers and supports our continued focus on creating long-term value for stockholders.”
“Origin is a premier regional banking franchise with a strong history of serving customers across Louisiana, Texas and the broader Gulf South,” said James H. Lee, chairman and CEO of the Texas Stock Exchange. “As the only primary listings venue in the Boom Belt, the Texas Stock Exchange is proud to welcome Origin as one of our founding members, and we look forward to supporting its continued growth and value creation for stockholders.”
No action is required by stockholders with respect to the transfer of the listing. Origin’s common stock is expected to continue to be listed on the NYSE through market close on October 12, 2026.
About Origin Bancorp, Inc.
Origin Bancorp, Inc. is a financial holding company headquartered in Ruston, Louisiana. Origin’s wholly owned bank subsidiary, Origin Bank, was founded in 1912 in Choudrant, Louisiana. Deeply rooted in Origin’s history is a culture committed to providing personalized relationship banking to businesses, municipalities, and personal clients to enrich the lives of the people in the communities it serves. Origin provides a broad range of financial services and currently operates more than 57 locations in Dallas/Fort Worth, East Texas, Houston, North Louisiana, Mississippi, Alabama and the Florida Panhandle. In addition, Origin provides a broad range of insurance agency products and services through its wholly owned insurance agency subsidiary, Forth Insurance, LLC. For more information, visit www.origin.bank and www.forthinsurance.com.
Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, Origin transferring its listing to the TXSE and the expected benefits from and impact of the transfer of the listing. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward-looking statements include, but are not limited to, operational, regulatory or technical challenges related to the TXSE-listing; and the risks and factors more fully described in Origin’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.

Contact Information
Investor Relations
Chris Reigelman
318-497-3177
chris@origin.bank

Media Contact
Ryan Kilpatrick
318-232-7472
rkilpatrick@origin.bank